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                                                                    EXHIBIT 10.8
                                                                         [DRAFT]

                AGERE SYSTEMS INC. 2001 LONG TERM INCENTIVE PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT

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             NAME                    HR ID NO.         GRANT DATE     EXPIRATION DATE
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 Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.


You have been granted, as of the Grant Date set forth above, an option (the "Option") under the Plan to purchase from Agere Systems Inc. ("Agere"), [insert number of shares covered by the Option] shares of Class [insert class of common stock as to which the award is granted] common stock, par value $.01, of Agere ("Shares") at the price of [insert exercise price] per Share, subject to the terms and conditions of the Plan and this agreement.

1. EXERCISABILITY OF OPTION. This Option may be exercised at any time prior to the Expiration Date set forth above or its earlier cancellation as follows:

   (a) [Insert vesting schedule] The number of shares with respect to which this Option becomes exercisable on any date will be rounded down to the next lowest whole number, and any fraction of a share shall be added to the portion of the Option becoming exercisable the following month.

   (b) Upon the termination of your employment by reason of Retirement, any portion of this Option which is then exercisable will remain exercisable until the Expiration Date and any portion of this Option which is not then exercisable will be canceled.

   (c) Upon the termination of your employment by reason of death or Disability, any portion of this Option which is not then exercisable will become exercisable and, along with any portion of this Option which is then exercisable, will remain exercisable until the Expiration Date.

   (d) Upon the termination of your employment for Cause, this Option will be canceled.

   (e) Upon the termination of your employment as a result of a Company Action, any portion of this Option that is then exercisable shall remain exercisable until the earlier of (i) the ninetieth day from the date of termination and (ii) the Expiration Date, and the Company Action Vesting Portion shall not be forfeited and canceled and shall become immediately exercisable until the earlier of (i) the ninetieth day after termination of employment and (ii) the original Expiration Date. "Company Action Vesting Portion" is determined as of the date of termination of employment and shall be the portion of the Option computed as follows (but not less than zero):

            Company Action Vesting Portion  =  N  x  M/D  -  E

      where:

            N = the number of shares originally subject to the Option,

            M = the number of complete months elapsed since the Grant Date,

            D = the number of complete months between the Grant Date and the date on which the Option was originally scheduled to become completely exercisable, and

            E = the number of Shares covered by the Option for which the Option has already become exercisable (regardless of whether the Option has been exercised with respect to such Shares).

      If your employment terminates under circumstances constituting both a Company Action and Retirement, the Company Action Vesting Portion shall become exercisable on the termination date and, together with any portion of the Option which was already exercisable, shall remain exercisable until the Expiration Date.

   (f) Upon the termination of your employment for any reason other than Retirement, death or Disability, Cause or Company Action, any portion of this Option which is then exercisable will remain exercisable until the earlier of
(i) the
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ninetieth day after termination of employment and (ii) the original Expiration
Date, and any portion of this Option which is not then exercisable will be canceled.

   (g) It will not be considered a termination of your employment if you (i) transfer to or from Agere and any Subsidiary or (ii) are placed on an approved leave of absence. Unless otherwise determined by the Committee, it will be considered a termination of employment if your employer ceases to be Agere or a Subsidiary.

2.    DEFINITIONS.

   (a) RETIREMENT. "Retirement" means termination of employment with Agere or any Subsidiary under any of the following circumstances or entitlements:

          (i) Service Pension under the Agere Retirement Income Plan as defined in such plan;

          (ii) Minimum Retirement Benefit under the Agere Supplemental Pension Plan as defined in such plan;

          (iii) Similar pension under any plan of Agere that is a successor to or offered in substitution for one or more of the foregoing plans;

          (iv) Pension of a type similar to those described in (i) through (iii) under any plan of a Subsidiary that adopts reasonable standards and criteria for benefit entitlement; or

          (v) You are at least age 50 with a minimum of 15 years service or your age and years of service at the time of termination add up to at least 75.

   (b) DISABILITY. "Disability" means termination of employment under circumstances entitling you to any of the following benefits:

          (i)  Disability Pension under the Agere Retirement Income Plan;

          (ii) Disability Benefit under the Long Term Disability Plan for Management Employees of Agere;

          (iii) Similar disability benefits under any plan of Agere that is a successor to or offered in substitution for one or more of the foregoing plans; or

          (iv) Disability benefits of a type similar to those described in (i) through (iii) under any plan of a Subsidiary that adopts reasonable standards and criteria for benefit entitlement.

   (c)   CAUSE. "Cause" means:

          (i)  violation of Agere's code of conduct.

          (ii) conviction of (including a plea of guilty or nolo contendere) of a felony or any crime of theft, dishonesty or moral turpitude, or

          (iii) gross omission or gross dereliction of any statutory or common law duty of loyalty to Agere.

3. EXERCISE PROCEDURE. This Option shall be exercised by delivering a notice to Agere using the method prescribed by Agere for this purpose. The Option or any portion thereof may be exercised only upon payment of the exercise price thereof in full, and in accordance with procedures established by the Committee. Payment shall be made in cash or in Shares or a combination of cash and Shares such that the total of the cash plus the Fair Market Value, as determined in accordance with procedures established by the Committee, of the Shares on the date of exercise at least equals the aggregate exercise price of the Shares as to which the Option is being exercised; provided, however, that any Shares surrendered as payment must have been owned by you for at least six months prior to the date of exercise. Exercise of the Option shall take effect on the date the notice of exercise is actually received in accordance with procedures specified by Agere.

4. ISSUANCE OF AGERE SHARES. Following exercise of any portion of this Option, Agere will issue the number of Shares purchased under this Option. Neither you nor anyone else shall be, or have any of the rights and privileges of, a stockholder of Agere in respect of any Shares purchasable upon the exercise of this Option, in whole or in part, unless and until such Shares shall have been issued.

5. TRANSFERABILITY. (a) This Option is not transferable by you otherwise than by will or the laws of descent and distribution, and during your lifetime the Option may be exercised only by you or your guardian or legal representative.

[Insert paragraph if a beneficiary designation is allowed] (b) You may, in accordance with procedures established by the Committee, designate one or more beneficiaries to receive all or part of the Option in case of your death, and you may change or revoke such designation at any time. Such designation shall not be effective unless
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and until the Senior Vice President-Human Resources shall determine, on advice of counsel, that exercise of the Option by your beneficiary(ies) does not require any registration, qualification, consent or approval of any securities exchange or governmental or regulatory agency or authority. In the event of your death, any portion of this Option that is subject to such a designation (to the extent such designation is valid, effective and enforceable under this Agreement and applicable law) shall be distributed to such beneficiary or beneficiaries in accordance with this Agreement. Any other portion of this Option shall be distributable to your estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution hereunder, or to the extent your designation is not effective, such portion may be exercised by your estate, in which event neither Agere nor any Subsidiary shall have any further liability to anyone with respect to such Option.

6. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Agreement shall be construed as giving you the right to be retained in the employ of Agere or any Subsidiary.

7. REGULATORY APPROVALS. If the Senior Vice President-Human Resources of the Company determines, on advice of counsel, that the listing, registration or qualification of Shares upon any securities exchange or under any law, or the consent or approval of any governmental or regulatory agency or authority, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained. The foregoing shall not be construed as requiring any such listing, registration, qualification, consent or approval.

8. DETERMINATIONS OF THE COMMITTEE. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of this Agreement and the Plan by the Committee shall be final and conclusive.

9. AMENDMENTS. This Agreement may be amended by the Committee provided that no such amendment shall impair your rights hereunder without your consent.

10. TAXES. Agere may withhold or require payment of taxes or social insurance payments due upon the exercise of this Option. Payments may be paid in cash or a combination of cash and Shares if permitted by the Senior Vice President-Human Resources of the Company.

11. GOVERNING LAW. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws.

12. VALUE OF OPTION. Agere makes no representation as to the value of this Option or whether you will be able to realize any profit out of it.

13. BLACK OUT PERIODS. In connection with significant corporate transactions or developments such as spin-offs or stock splits, Agere reserves the right to designate periods during which you may not exercise this Option.


Please indicate your acceptance of terms 1-13, and acknowledge that you have received a copy of the Plan as currently in effect, by signing at the place provided and returning the original of this Agreement.

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ACCEPTED AND AGREED:                            AGERE SYSTEMS INC.
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SIGNATURE                                       BY


                                                VICE PRESIDENT
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